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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 10, 2001
                                                         ----------------




                             UNITED AUTO GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                   1-12297                22-3086739
            --------                  -------                 ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


     13400 OUTER DRIVE WEST                                        48239
     ----------------------                                        -----
          DETROIT, MI                                      (Including Zip Code)
          -----------
(Address of Principal Executive
            Offices)






                                  313-592-7311
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated October 10, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

On October 10, 2001, United Auto Group, Inc. issued a press release announcing that it will host a conference call discussing financial results for its third quarter 2001 on Wednesday, October 24, at 11:00 a.m. ET/10:00 a.m. CT/9:00 a.m. MT/8:00 a.m. PT. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 10, 2001          UNITED AUTO GROUP, INC.


                                     By: /s/ Robert H. Kurnick, Jr.
                                         -----------------------------------
                                              ROBERT H. KURNICK, JR.
                                     Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


 EXHIBIT                                                      SEQUENTIAL PAGE
  NUMBER                 DESCRIPTION OF EXHIBIT                    NUMBER
  ------                 ----------------------                    ------


 EXHIBIT 99.1            Press Release of United Auto Group,
                         Inc., dated October 10, 2001